Exhibit 10.5

THE CORPORATEPLAN

FOR RETIREMENT SM 100

(PROFIT SHARING/401(K) PLAN)

A FIDELITY PROTOTYPE PLAN

Non-Standardized Adoption Agreement No. 001

For use With

Fidelity Basic Plan Document No. 10

Plan Number: 26175
The CORPORATEplan for RetirementSM 100	Non-Std PS Plan
10/09/2003

© 2003 FMR Corp.

All rights reserved.

ADOPTION AGREEMENT

ARTICLE 1
NON-STANDARDIZED PROFIT SHARING/401(K) PLAN

1.01        PLAN INFORMATION

(a)                                  Name of Plan:

This is the Vonage 401(k) Retirement Plan (the “Plan”)

(b)                                  Type of Plan:

(1)                                 ☐            401(k) Only

(2)                                 ☑            401(k) and Profit Sharing

(3)                                 ☐            Profit Sharing Only

(c)                                  Administrator Name (if not the Employer):

Address:

Telephone Number:

The Administrator is the agent for service of legal process for the Plan.

(d)                                  Plan Year End (month/day):  12/31

(e)                                  Three Digit Plan Number: 001

(f)                                    Limitation Year (check one):

(1)                                 ☐            Calendar Year

(2)                                 ☑            Plan Year

(3)                                 ☐            Other:

(g)                                 Plan Status (check appropriate box(es)):

(1)                                 ☐            New Plan Effective Date:

(2)                                 ☑            Amendment Effective Date:  1/1/2005

This is (check one):

(A)                               ☐                                    an amendment and restatement of a Basic Plan Document No. 10 Adoption Agreement previously executed by the Employer; or
(B)                               ☑                                      a conversion to a Basic Plan Document No. 10 Adoption Agreement.

The original effective date of the Plan:             3/1/2001

(3)                                 ☐                                    This is an amendment and restatement of the Plan and the Plan was not amended prior to the effective date specified in Subsection 1.01(g)(2) above to comply with the requirements of the Acts specified in the Snap Off Addendum to the Adoption Agreement.  The provisions specified in the Snap Off Addendum are effective as of the dates specified in the Snap Off Addendum, which dates may be prior to the Amendment Effective Date.  Please read and complete, if necessary, the Snap Off Addendum to the Adoption Agreement.

(4)                                 ☐                                    Special Effective Dates - Certain provisions of the Plan shall be effective as of a date other than the date specified above.  Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the affected provisions and their effective dates.

(5)                                 ☐                                    Plan Merger Effective Dates.  Certain plan(s) were merged into the Plan and certain provisions of the Plan are effective with respect to the merged plan(s) as of a date other than the date specified above.  Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the plan(s) that have merged into the Plan and the effective date(s) of such merger(s).

1.02        EMPLOYER

(a)                                  Employer Name:                 Vonage Holdings Corp

Address:                                2147 Route 27

Edison, NJ 08817-3365

Contact’s Name:	Michael Porta

Telephone Number:	(732) 528-2600

(1)                                 Employer’s Tax Identification Number:            11-3547680

(2)                                 Business form of Employer (check one):

(A)                               ☑                                    Corporation or limited liability company taxed as a corporation
(B)                               ☐                                    Sole proprietor, partnership, or limited liability company taxed as a sole proprietor or partnership
(C)                               ☐                                    Subchapter S corporation
(D)                               ☐                                    Tax-exempt organization
(E)                                 ☐                                    Governmental entity

(3)                                 Employer’s fiscal year end:                12/31

(4)                                 Date business commenced:                5/1/2000

(b)                                  The term “Employer” includes the following Related Employer(s) (as defined in Subsection 2.01(rr)) (list each participating Related Employer and its Employer Tax Identification Number):

1.03        TRUSTEE

(a)	Trustee Name:

Fidelity Management Trust Company

Address:

82 Devonshire Street

Boston, MA 02109

1.04        COVERAGE

All Employees who meet the conditions specified below shall be eligible to participate in the Plan:

(a)                                  Age Requirement (check one):

(1)                                 ☐            no age requirement.

(2)                                 ☑            must have attained age:  21 (not to exceed 21).

(b)                                  Eligibility Service Requirement (check one):

(1)                                 Eligibility to Participate in Plan (check one):

(A)                               ☐                                    no Eligibility Service requirement.
(B)                               ☑                                    three months of Eligibility Service requirement (no minimum number Hours of Service can be required).
(C)                               ☐                                    six months of Eligibility Service requirement (no minimum number Hours of Service can be required).
(D)                               ☐                                    one year of Eligibility Service requirement (at least 1,000 Hours of Service are required during the Eligibility Computation Period).

(c)                                  Eligible Class of Employees (check one):

Note:  The Plan may not cover employees who are residents of Puerto Rico.  These employees are automatically excluded from the eligible class, regardless of the Employer’s selection under this Subsection 1.04(c).

(1)                                 ☑                                    includes all Employees of the Employer.

(2)                                 ☐                                    includes all Employees of the Employer except for (check the appropriate box(es)):

(A)                               ☐                                    employees covered by a collective bargaining agreement.
(B)                               ☐                                    Highly Compensated Employees as defined in Code Section 414(q).
(C)                               ☐                                    Leased Employees as defined in Subsection 2.01(cc).
(D)                               ☐                                    nonresident aliens who do not receive any earned income from the Employer which constitutes United States source income.
(E)                                 ☐                                    other:

Note:  The Employer should exercise caution when excluding employees from participation in the Plan.  Exclusion of employees may adversely affect the Plan’s satisfaction of the minimum coverage requirements, as provided in Code Section 410(b).

(d)                                  The Entry Dates shall be (check one):

(1)                                 ☐                                    the first day of each Plan Year and the first day of the seventh month of each Plan Year.

(2)                                 ☐                                    the first day of each Plan Year and the first day of the fourth, seventh, and tenth months of each Plan Year.

(3)                                 ☑                                    the first day of each month.

(4)                                 ☐                                    the first day of each Plan Year.  (Do not select if there is an Eligibility Service requirement of more than six months in Subsection 1.04(b) or if there is an age requirement of more than 20 1/2 in Subsection 1.04(a).)

(e)                                  Date of Initial Participation - An Employee shall become a Participant unless excluded by Subsection 1.04(c) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in Subsections 1.04(a) and (b), if any, except (check one):

(1)                                 ☐                                    no exceptions.

(2)                                 ☐                                    Employees employed on the Effective Date in Subsection 1.01(g)(1) or (2) shall become Participants on that date.

(3)                                 ☑                                    Employees who meet the age and service requirement(s) of Subsections 1.04(a) and (b) on the Effective Date in Subsection 1.01(g)(1) or (2) shall become Participants on that date.

1.05        COMPENSATION

Compensation for purposes of determining contributions shall be as defined in Section 5.02, modified as provided below.

(a)                                  Compensation Exclusions:  Compensation shall exclude the item(s) listed below for purposes of determining contributions.  (Check the appropriate box(es)):

(1)                                 ☐                                    No exclusions.  (Must be selected if Section 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Section 1.11(a)(3), Safe Harbor Nonelective Employer Contributions, is selected.)

(2)                                 ☐                                    Overtime Pay.

(3)                                 ☐                                    Bonuses.

(4)                                 ☐                                    Commissions.

(5)                                 ☑                                    The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income.

(6)                                 ☑                                    Severance Pay.

Note:  If the Employer selects Option (2), (3), (4), (5), or (6) with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code Section 414(s) or 401(a)(4).  These exclusions shall not apply for purposes of the “Top Heavy” requirements in Section 15.03, or for allocating non-safe harbor Nonelective Employer Contributions if the Integrated Formula is elected in Subsection 1.11(b)(2).

(b)                                  Compensation for the First Year of Participation - Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee’s Compensation (check one):

(1)                                 ☐                                    for the entire Plan Year.

(2)                                 ☑                                    for the portion of the Plan Year in which the Employee is eligible to participate in the Plan.

Note:  If the initial Plan Year of a new Plan consists of fewer than 12 months from the Effective Date in Subsection 1.01(g)(1) through the end of the initial Plan Year, Compensation for purposes of determining the amount of contributions, other than non-safe harbor Nonelective Employer Contributions, under the Plan shall be the period from such Effective Date through the end of the initial year.  However, for purposes of determining the amount of non-safe harbor Nonelective Employer Contributions and for other Plan purposes, where appropriate, the full 12-consecutive-month period ending on the last day of the initial Plan Year shall be used.

1.06        TESTING RULES

(a)                                  ADP/ACP Present Testing Method - The testing method for purposes of applying the “ADP” and “ACP” tests described in Sections 6.03 and 6.06 of the Plan shall be the (check one):

(1)                                 ☐                                    Current Year Testing Method - The “ADP” or “ACP” of Highly Compensated Employees for the Plan Year shall be compared to the “ADP” or “ACP” of Non-Highly Compensated Employees for the same Plan Year.  (Must choose if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3),

                                                                                                Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

(2)                                 ☑                                    Prior Year Testing Method - The “ADP” or “ACP” of Highly Compensated Employees for the Plan Year shall be compared to the “ADP” or “ACP” of Non-Highly Compensated Employees for the immediately preceding Plan Year.  (Do not choose if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

(3)                                 ☐                                    Not applicable.  (Only if Option 1.01(b)(3), Profit Sharing Only, is checked or Option 1.04(c)(2)(B), excluding all Highly Compensated Employees from the eligible class of Employees, is checked.)

Note:  Restrictions apply on elections to change testing methods that are made after the end of the GUST remedial amendment period.

(b)                                  First Year Testing Method - If the first Plan Year that the Plan, other than a successor plan, permits Deferral Contributions or provides for either Employee or Matching Employer Contributions, occurs on or after the Effective Date specified in Subsection 1.01(g), the “ADP” and/or “ACP” test for such first Plan Year shall be applied using the actual “ADP” and/or “ACP” of Non-Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

(1)                                 ☑                                    The “ADP” and/or “ACP” test for the first Plan Year that the Plan permits Deferral Contributions or provides for either Employee or Matching Employer Contributions shall be applied assuming a 3% “ADP” and/or “ACP” for Non-Highly Compensated Employees.  (Do not choose unless Plan uses prior year testing method described in Subsection 1.06(a)(2).)

(c)                                  HCE Determinations:  Look Back Year - The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year, unless otherwise provided below.

(1)                                 ☐                                    Calendar Year Determination - The look back year shall be the calendar year beginning within the preceding Plan Year.  (Do not choose if the Plan Year is the calendar year.)

(d)                                  HCE Determinations:  Top Paid Group Election - All Employees with Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated Employees unless Top Paid Group Election below is checked.

(1)                                 ☐                                    Top Paid Group Election - Employees with Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation).

Note:  Effective for determination years beginning on or after January 1, 1998, if the Employer elects Option 1.06(c)(1) and/or 1.06(d)(1), such election(s) must apply consistently to all retirement plans of the Employer for determination years that begin with or within the same calendar year (except that Option 1.06(c)(1), Calendar Year Determination, shall not apply to calendar year plans).

1.07        DEFERRAL CONTRIBUTIONS

(a)                                  ☑            Deferral Contributions - Participants may elect to have a portion of their Compensation contributed to the Plan on a before-tax basis pursuant to Code Section 401(k).

(1)                                 Regular Contributions - The Employer shall make a Deferral Contribution in accordance with Section 5.03 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 90% of Compensation for that period.

Note:  For Limitation Years beginning prior to 2002, the percentage elected above must be less than 25% in order to satisfy the limitation on annual additions under Code Section 415 if other types of contributions are provided under the Plan.

(A)                               ☐                                    Instead of specifying a percentage of Compensation, a Participant’s salary reduction agreement may specify a dollar amount to be contributed each payroll period, provided such dollar amount does not exceed the maximum percentage of Compensation specified in Subsection 1.07(a)(1) above.
(B)                               A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage as of the next Entry Date.

Note:  Notwithstanding the provisions of Subsection 1.07(a)(1)(B), if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked, the Plan provides that an Active Participant may change his salary reduction agreement percentage for the Plan Year within a reasonable period (not fewer than 30 days) of receiving the notice described in Section 6.10.

(C)                               A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until any subsequent Entry Date.

(2)                                 ☐                                    Additional Deferral Contributions - The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) in the final month of the Plan Year.

(3)                                 ☐                                    Bonus Contributions - The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses designated by the Employer on a uniform and non-discriminatory basis that are made for such Participants during the Plan Year.  The Compensation definition elected by the Employer in Subsection 1.05(a) must include bonuses if bonus contributions are permitted.

Note:  A Participant’s contributions under Subsection 1.07(a)(2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in Subsection 1.07(a)(1) for the full Plan Year.  If the Administrator anticipates that the Plan will not satisfy the “ADP” and/or “ACP” test for the year, the Administrator may reduce the rate of Deferral Contributions of Participants who are Highly Compensated Employees to an amount objectively determined by the Administrator to be necessary to satisfy the “ADP” and/or “ACP” test.

1.08        EMPLOYEE CONTRIBUTIONS (AFTER-TAX CONTRIBUTIONS)

(a)                                  ☐                                    Employee Contributions - Participants may not currently make after-tax Employee Contributions to the Plan, but the Employer does maintain frozen Employee Contributions Accounts.

1.09        QUALIFIED NONELECTIVE CONTRIBUTIONS

(a)                                  Qualified Nonelective Employer Contributions - If Option 1.07(a), Deferral Contributions, is checked, the Employer may contribute an amount which it designates as a Qualified Nonelective Employer Contribution to be included in the “ADP” or “ACP” test.  Qualified Nonelective Employer Contributions shall be allocated to Participants who were eligible to participate in the Plan at any time during the Plan Year and are Non-Highly Compensated Employees either (A) in the ratio which each Participant’s “testing compensation”, as defined in

                                                Subsection 6.01(t), for the Plan Year bears to the total of all Participants’ “testing compensation” for the Plan Year or (B) as a flat dollar amount.

1.10        MATCHING EMPLOYER CONTRIBUTIONS (Only if Option 1.07(a), Deferral Contributions is checked)

(a)                                  ☑            Basic Matching Employer Contributions (check one):

(1)                                 ☐                                    Non-Discretionary Matching Employer Contributions - The Employer shall make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant’s Deferral Contributions during the Contribution Period (check (A) or (B) and, if applicable, (C)).

Note:  Effective for Plan Years beginning on or after January 1, 1999, if the Employer elected Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions and meets the requirements for deemed satisfaction of the “ADP” test in Section 6.10 for a Plan Year, the Plan will also be deemed to satisfy the “ACP” test with respect to Matching Employer Contributions if Matching Employer Contributions hereunder meet the requirements in Section 6.11.

(A)                               ☐            Single Percentage Match:  ___%
(B)                               ☐            Tiered Match:

____% of the first ___% of the Active Participant’s Compensation contributed to the Plan.

____% of the next ___% of the Active Participant’s Compensation contributed to the Plan,

____% of the next ___% of the Active Participant’s Compensation contributed to the Plan.

Note:  The percentages specified above for basic Matching Employer Contributions may not increase as the percentage of Compensation contributed increases.

(C)                               ☐                                    Limit on Non-Discretionary Matching Employer Contributions (check the appropriate box(es)):

(i)                                    ☐                                    Deferral Contributions in excess of ___% of the Participant’s Compensation for the period in question shall not be considered for non-discretionary Matching Employer Contributions.

Note:  If the Employer elected a percentage limit in (i) above and requested the Trustee to account separately for matched and unmatched Deferral Contributions made to the plan, the non-discretionary Matching Employer Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

(ii)                                ☐                                    Matching Employer Contributions for each Participant for each Plan Year shall be limited to $_______.

(2)                                 ☑            Discretionary Matching Employer Contributions - The Employer may make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the percentage declared for the Contribution Period, if any, by a Board of Directors’ Resolution (or by a Letter of Intent for a sole proprietor or partnership) of the Deferral Contributions made by each Participant during the Contribution Period.  The Board of Directors’ Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

(A)                               ☐                                    4% Limitation on Discretionary Matching Employer Contributions for Deemed Satisfaction of “ACP” Test - In no event may the dollar amount of the discretionary Matching Employer Contribution made on a Participant’s behalf for the Plan Year exceed 4% of the Participant’s Compensation for the Plan Year.  (Only if Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

(3)                                 ☐                                    Safe Harbor Matching Employer Contributions - Effective only for Plan Years beginning on or after January 1, 1999, if the Employer elects one of the safe harbor formula Options provided in the Safe Harbor Matching Employer Contribution Addendum to the Adoption Agreement and provides written notice each Plan Year to all Active Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the “ADP” test and, under certain circumstances, the “ACP” test.

(b)                                  ☐                                    Additional Matching Employer Contributions - The Employer may at Plan Year end make an additional Matching Employer Contribution equal to a percentage declared by the Employer, through a Board of Directors’ Resolution (or by a Letter of Intent for a sole proprietor or partnership), of the Deferral Contributions made by each Participant during the Plan Year.  (Only if Option 1.10(a)(1) or (3) is checked.)  The Board of Directors’ Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

(1)                                 ☐                                    4% Limitation on Additional Matching Employer Contributions for Deemed Satisfaction of “ACP” Test - In no event may the dollar amount of the additional Matching Employer Contribution made on a Participant’s behalf for the Plan Year exceed 4% of the Participant’s Compensation for the Plan Year.  (Only if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

Note:  If the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, above and wants to be deemed to have satisfied the “ADP” test for Plan Years beginning on or after January 1, 1999, the additional Matching Employer Contribution must meet the requirements of Section 6.10.  In addition to the foregoing requirements, if the Employer elected either Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the “ACP” test with respect to Matching Employer Contributions for the Plan Year, the Deferral Contributions matched may not exceed the limitations in Section 6.11.

(c)                                  Contribution Period for Matching Employer Contributions - The Contribution Period for purposes of calculating the amount of basic Matching Employer Contributions described in Subsection 1.10(a) is:

(1)                                 ☐                                    each Plan Year.

(2)                                 ☑                                      each payroll period.

The Contribution Period for additional Matching Employer Contributions described Subsection 1.10(b) in the Plan Year.

(d)                                  Continuing Eligibility Requirement(s) - A Participant who makes Deferral Contributions during a Contribution Period shall only be entitled to receive Matching Employer Contributions under Section 1.10 for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es).  Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5) and (7) may not be elected with respect to basic Matching Employer Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

(1)                                 ☑                                    No requirements.

(2)                                 ☐                                    Is employed by the Employer or a Related Employer on the last day of the Plan Year.  (Only if the Contribution Period is the Plan Year.)

(3)                                 ☐                                    Earns at least 501 Hours of Service during the Plan Year.  (Only if the Contribution Period is the Plan Year.)

(4)                                 ☐                                    Earns at least 1,000 Hours of Service during the Plan Year.  (Only if the Contribution Period is the Plan Year.)

(5)                                 ☐                                    Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year.  (Only if the Contribution Period is the Plan Year.)

(6)                                 ☐                                    Is not a Highly Compensated Employee for the Plan Year.

(7)                                 ☐                                    Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

(8)                                 ☐                                    Special continuing eligibility requirement(s) for additional Matching Employer Contributions.  (Only if Options 1.10(a)(3), Safe Harbor Matching Employer and (b), Additional Matching Employer Contributions, are checked.)

(A)                               The continuing eligibility requirement(s) for additional Matching Employer Contributions is/are:  ____________ (Fill in number of applicable eligibility requirement(s) from above.)

Note:  If Option (2), (3), (4), or (5) above is selected, then Matching Employer Contributions can only be funded by the Employer after the Plan Year ends.  Matching Employer Contributions funded during the Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5).  If Option (2), (3), (4), or (5) is adopted during a Plan Year, as applicable, such Option shall not become effective until the first day of the next Plan Year.

(e)                                  ☑            Qualified Matching Employer Contributions - The Employer may make a Qualified Matching Employer Contribution that may be used to satisfy the “ADP” test on Deferral Contributions and excluded in applying the “ACP” test on Employee and Matching Employer Contributions.  Qualified Matching Employer Contributions shall be allocated to Participants who meet the continuing eligibility requirement(s) described in Subsection 1.10(d) above and who are Non-Highly Compensated Employees for the Plan Year.

Note:  Qualified Matching Contributions may not be excluded in applying the “ACP” test for a Plan Year if the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the “ADP” test is deemed satisfied under Section 6.10 for such Plan Year.

1.11        NONELECTIVE EMPLOYER CONTRIBUTIONS

Note:  An Employer may elect both a fixed formula and a discretionary formula.  If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately in accordance with the allocation formula selected by the Employer.

(a)                                  ☐            Fixed Formula:  An Employer may elect both the Safe Harbor Formula and one of the other fixed formulas.  Otherwise, the Employer may only select one of the following.)

(1)                                 ☐                                    Fixed Percentage Employer Contribution - For each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to ___% (not to exceed 15% for Plan Years beginning prior to 2002 and 25% for Plan Years beginning on or after January 1, 2002) of such Active Participant’s Compensation.

(2)                                 ☐                                    Fixed Flat Dollar Employer Contribution - For each Plan Year, the  Employer shall contribute for each eligible Active Participant an amount equal to $           .

(3)                                 ☐                                    Safe Harbor Formula - Effective only with respect to Plan Years that begin on or after January 1, 1999, the Nonelective Employer Contribution specified in the Safe Harbor Nonelective Employer Contribution Addendum is intended to satisfy the safe harbor contribution requirements under the Code such that the “ADP” test (and, under certain circumstances, the “ACP” test) is deemed satisfied.  Please complete the Safe Harbor Nonelective Employer Contribution Addendum to the Adoption Agreement.  (Choose only if Option 1.07(a), Deferral Contributions, is checked.)

(b)                                  ☑            Discretionary Formula - The Employer may decide each Plan Year whether to make a discretionary Nonelective Employer Contribution on behalf of eligible Active Participants in accordance with Section 5.10.  Such contributions shall be allocated to eligible Active Participants based upon the following (check (1) or (2)):

(1)                                 ☐                                    Non-integrated Allocation Formula - In the ratio that each eligible Active Participant’s Compensation bears to the total

                                                                                                Compensation paid to all eligible Active Participants for the Plan Year.

(2)                                 ☑                                    Integrated Allocation Formula - As (A) a percentage of each eligible Active Participant’s Compensation plus (B) a percentage of each eligible Active Participant’s Compensation in excess of the “integration level” as defined below.  The percentage of Compensation in excess of the “integration level” shall be equal to the lesser of the percentage of the Active Participant’s Compensation allocated under (A) above or the “permitted disparity limit” as defined below.

Note:  An Employer that has elected the Safe Harbor formula in Subsection 1.11(a)(3) above may not take Nonelective Employer Contributions made to satisfy the safe harbor into account in applying the integrated allocation formula described above.

“Integration level” means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (A) or (B) below.

(A)                               100% (not to exceed 100%) of the Social Security taxable wage base for the Plan Year, or
(B)                               $        (not to exceed the Social Security taxable wage base).

“Permitted disparity limit” means the percentage provided by the following table:

The “Integration Level” is ___% of the Taxable Wage Base	The “Permitted Disparity Limit” is

20% or less	5.7%
More than 20%, but not more than 80%	4.3%
More than 80%, but less than 100%	5.4%
100%	5.7%

Note:  An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect Option 1.11(b)(2).

(c)                                  Continuing Eligibility Requirement(s) - A Participant shall only be entitled to receive Nonelective Employer Contributions for a Plan Year under this Section 1.11 if the Participant satisfies the following requirement(s) (Check the appropriate box(es) - Options (3) and (4) may not be elected together; Option (5)

                                                may not be elected with Option (2), (3), or (4); Options (2), (3), (4), or (5) may not be elected with respect to Nonelective Employer Contributions under the fixed formula if Option 1.11(a)(3), Safe Harbor Formula, is checked):

(1)                                 ☐                                    No requirements.

(2)                                 ☑                                    Is employed by the Employer or a Related Employer on the last day of the Plan Year.

(3)                                 ☑                                    Earns at least 501 Hours of Service during the Plan Year.

(4)                                 ☐                                    Earns at least 1,000 Hours of Service during the Plan Year.

(5)                                 ☐                                    Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year.

(6)                                 ☐                                    Special continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions.  (Only if both Options 1.11(a)(3), safe harbor Nonelective Employer Contribution, and 1.11(b), discretionary Nonelective Employer Contributions, are checked.)

(A)                               The continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions is/are:  _______ (Fill in number of applicable eligibility requirement(s) from above.)

Note:  If Option (2), (3), (4), or (5) above is selected then Nonelective Employer Contributions can only be funded by the Employer after the Plan Year ends.  Nonelective Employer Contributions funded during the Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5).  If Option (2), (3), (4), or (5) is adopted during a Plan Year, such Option shall not become effective until the first day of the next Plan Year.

1.12        EXCEPTIONS TO CONTINUING ELIGIBILITY REOUIREMENTS

☐                                    Death, Disability, and Retirement Exception to Eligibility Requirements - Active Participants who do not meet any last day or Hours of Service requirement under Subsection 1.10(d) or 1.11(c) because they become disabled, as defined in Section 1.14, retire, as provided in Subsection 1.13(a), (b), or (c), or die shall nevertheless receive an allocation of Nonelective Employer and/or Matching Employer Contributions.  No Compensation shall be imputed to Active Participants who become disabled for the period following their disability.

1.13        RETIREMENT

(a)                                  The Normal Retirement Age under the Plan is (check one):

(1)                                 ☑                                    age 65.

(2)                                 ☐                                    age ___ (specify between 55 and 64).

(3)                                 ☐                                    later of age             (not to exceed 65) or the fifth anniversary of the Participant’s Employment Commencement Date.

(b)                                  ☑            The Early Retirement Age is the first day of the month after the Participant attains age 55.0 (specify 55 or greater) and completes 5.0 years of Vesting Service.

Note:  If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they reach Early Retirement Age shall be 100% vested in their Accounts under the Plan.

(c)                                  ☑                                    A Participant who becomes disabled, as defined in Section 1.14, is eligible for disability retirement.

Note:  If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they become disabled shall be 100% vested in their Accounts under the Plan.

1.14        DEFINITION OF DISABLED

A Participant is disabled if he/she (check the appropriate box(es)):

(a)                                  ☐                                    satisfies the requirements for benefits under the Employer’s long-term disability plan.

(b)                                  ☑                                    satisfies the requirements for Social Security disability benefits.

(c)                                  ☑                                    is determined to be disabled by a physician approved by the Employer.

1.15        VESTING

A Participant’s vested interest in Matching Employer Contributions and/or Nonelective Employer Contributions, other than Safe Harbor Matching Employer and/or Safe Harbor Nonelective Employer Contributions elected in Subsection 1.10(a)(3) or 1.11(a)(3), shall be based upon his years of Vesting Service and the schedule selected below.

(a)                                  Vesting Schedule

Note:  The vesting schedule selected below applies only to Nonelective Employer Contributions and Matching Employer Contributions other than safe harbor contributions under Option 1.11(a)(3) or Option 1.10(a)(3).  Safe Harbor contributions under Options 1.11(a)(3) and 1.10(a)(3) are always 100% vested immediately.

(1)                                 Nonelective Employer Contributions and Matching Employer Contributions (check one):

(A)                               ☐                                    N/A - No Employer Contributions other than safe harbor Nonelective Employer Contributions and/or safe harbor Matching Employer Contributions
(B)                               ☐                                    100% Vesting immediately
(C)                               ☑                                    3 year cliff (see C below)
(D)                               ☐                                    6 year graduated (see D below)
(E)                                 ☐                                    Other vesting (complete E below)
Years of Vesting Service	Applicable Vesting Schedule(s)
	C	D	E
0	0%	0%	—%
1	0%	0%	—%
2	0%	20%	—%
3	100%	40%	—%
4	100%	60%	—%
5	100%	80%	—%
6 or more	100%	100%	__ %

Note:  A schedule elected under E above must be at least as favorable as one of the schedules in C or D above.

1.16        PREDECESSOR EMPLOYER SERVICE

☐                                    Service for purposes of eligibility in Subsection 1.04(b) and vesting in Subsection 1.15(a) of this Plan shall include service with the following predecessor employer(s):

1.17        PARTICIPANT LOANS

Participant loans (check one):

(a)                                  ☑            are allowed in accordance with Article 9 and loan procedures outlined in the Service Agreement.

(b)                                  ☐            are not allowed.

1.18        IN-SERVICE WITHDRAWALS

Participants may make withdrawals prior to termination of employment under the following circumstances (check the appropriate box(es)):

(a)                                  ☑            Hardship Withdrawals - Hardship withdrawals from a Participant’s Deferral Contributions Account shall be allowed in accordance with Section 10.05, subject to a $500 minimum amount.

(b)                                  ☑            Age 59 1/2 - Participants shall be entitled to receive a distribution of all or any portion of the following Accounts upon attainment of age 59 1/2 (check one):

(1)                                 ☐            Deferral Contributions Account

(2)                                 ☑            All vested account balances.

(c)                                  Withdrawal of Employee Contributions and Rollover Contributions -

(1)                                 Employee Contributions may be withdrawn in accordance with Section 10.02 at any time.

(2)                                 Rollover Contributions may be withdrawn in accordance with Section 10.03 at any time.

(d)                                  ☐            Protected In-Service Withdrawal Provisions - Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):

(1)                                 ☐            an in-service withdrawal of vested employer contributions maintained in a Participant’s Account (check (A) and/or (B)):

(A)                               ☐            for at least _______ (24 or more) months.
(B)                               ☐            after the Participant has at least 60 months of participation.

(2)                                 ☐                                    another in-service withdrawal option that is a “protected benefit” under Code Section 411(d)(6).  Please complete the Protected In-Service Withdrawals Addendum to the Adoption Agreement identifying the in-service withdrawal option(s).

1.19        FORM OF DISTRIBUTIONS

Subject to Section 13.01, 13.02 and Article 14, distributions under the Plan shall be paid as provided below.  (Check the appropriate box(es).):

(a)                                  Lump Sum Payments - Lump sum payments are always available under the Plan.

(b)                                  ☐            Installments Payments - Participants may elect distribution under a systematic withdrawal plan (installments).

(c)                                  ☑            Annuities (Check if the Plan is retaining any annuity form(s) of payment.)

(1)                                 An annuity form of payment is available under the Plan for the following reason(s) (check(A) and/or (B), as applicable):

(A)                               ☑            As a result of the Plan’s receipt of a transfer of assets from a defined contribution plan or pursuant to the Plan terms prior to the Amendment Effective Date specified in Section 1.01(g)(2), benefits were previously payable in the form of an annuity that the Employer elects to continue to be offered as a form of payment under the Plan.
(B)                               ☐            The Plan received a transfer of assets from a defined benefit plan or another defined contribution plan that was subject to the minimum funding requirements of Code Section 412 and therefore an annuity form of payment is a protected benefit under the Plan in accordance with Code Section 411(d)(6).

(2)                                 The normal form of payment under the Plan is (check (A) or (B)):

(A)                               ☐            A lump sum payment.
(i)                                    Optional annuity forms of payment (check (I) and/or (II), as applicable).  (Must check and complete (I) if a life annuity is one of the optional annuity forms of payment under the Plan.)

(I)    ☐                               A married Participant who elects an annuity form of payment shall receive a qualified joint and ___% (at least 50%) survivor annuity.  An unmarried Participant shall receive a single life annuity, unless a different form of payment is specified below:

(II)                                ☐                                    Other annuity form(s) of payment.       Please complete Subsection (a) of the Forms of Payment Addendum describing the other annuity form(s) of payment available under the Plan.

(B)                               ☑            A life annuity (complete (i) and (ii) and check (iii) if applicable).
(i)                                    The normal form for married Participants is a qualified joint and 50% (at least 50%) survivor annuity.  The normal form for unmarried Participants is a single life annuity, unless a different annuity form is specified below:

(ii)                                The qualified preretirement survivor annuity provided to a Participant’s spouse is purchased with 100% (at least 50%) of the Participant’s Account.
(iii)     ☑            Other annuity form(s) of payment.  Please complete
Subsection (a) of the Forms of Payment Addendum describing the other annuity form(s) of payment available under the Plan.

(d)      ☐                       Other Non-Annuity Forms of Payment - As a result of the Plan’s receipt of a transfer of assets from another plan or pursuant to the Plan terms prior to the Amendment Effective Date specified in 1.01(g)(2), benefits were previously payable in the following form(s) of payment not described in (a), (b) or (c) above and the Plan will continue to offer these form(s) of payment:

____________________________________

(e)      ☐        Eliminated Forms of Payment Not Protected Under Code Section 411(d)(6).  Check if either (1) under the Plan terms prior to the Amendment Effective Date or (2) under the terms of another plan from which assets were transferred, benefits were payable in a form of payment that will cease to be offered after a specified date.  Please complete

                                                                                                Subsection (b) of the Forms of Payment Addendum describing the forms of payment previously available and the effective date of the elimination of the form(s) of payment.

1.20        TIMING OF DISTRIBUTIONS

Distribution shall be made to an eligible Participant from his vested interest in his Account as soon as reasonably practicable following the date the Participant’s application for distribution is received by the Administrator, but in no event later than his Required Beginning Date, as defined in Subsection 2.01(ss).

1.21        TOP HEAVY STATUS

(a)                                  The Plan shall be subject to the Top-Heavy Plan requirements of Article 15 (check one):

(1)                                 ☐                                    for each Plan Year, whether or not the Plan is a “top-heavy plan” as defined in Subsection 15.01(f).

(2)                                 ☑                                    for each Plan Year, if any, for which the Plan is a “top-heavy plan” as defined in Subsection 15.01(f).

(3)                                 ☐                                    Not applicable.  (Choose only if Plan covers only employees subject to a collective bargaining agreement.)

(b)                                  In determining whether the Plan is a “top-heavy plan” for an Employer with at least one defined benefit plan, the following assumptions shall apply:

(1)                                 ☐                                    Interest rate:  ___% per annum.

(2)                                 ☐                                    Mortality table:  ______________.

(3)                                 ☑                                    Not applicable.  (Choose only if either (A) Plan covers only employees subject to a collective bargaining agreement or (B) Employer does not maintain and has never maintained any defined benefit plan during the five-year period ending on the applicable “determination date”, as defined in Subsection 15.01(a).)

(c)                                  If the Plan is or is treated as a “top-heavy plan” for a Plan Year, each non-key Employee shall receive an Employer Contribution of at least 3.0 (3, 4, 5, or 7 1/2)% of Compensation for the Plan Year in accordance with Section 15.03.  The minimum Employer Contribution provided in this Subsection 1.21(c) shall be made under this Plan only if the Participant is not entitled to such contribution under another qualified plan of the Employer, unless the Employer elects otherwise below:

(1)                                 ☐                                    The minimum Employer Contribution shall be paid under this Plan in any event.

(2)                                 ☐                                    Another method of satisfying the requirements of Code Section 416.  Please complete the 416 Contribution Addendum to the Adoption Agreement describing the way in which the minimum contribution requirements will be satisfied in the event the Plan is or is treated as a “top-heavy plan”.

(3)                                 ☐                                    Not applicable.  (Choose only if Plan covers only employees subject to a collective bargaining agreement.)

Note:  The minimum Employer contribution may be less than the percentage indicated in Subsection 1.21(c) above to the extent provided in Section 15.03.

(d)                                  If the Plan is or is treated as a “top-heavy plan” for a Plan Year and no vesting schedule was elected in Subsection 1.15(a)(1), for such Plan Year and each Plan Year thereafter, the following vesting schedule shall apply (Only if Option 1.01(b)(1), 401(k) Only, is checked) (check one):

(1)                                 ☐                                    Not applicable.  (Choose only if Plan covers only employees subject to a collective bargaining agreement.)

(2)                                 ☐                                    100% vested after, ____ (not in excess of 3) years of Vesting Service.

(3)                                 ☐                                    Graded vesting:

Years of Vesting Service	Vesting Percentage	Must be at Least
0		0%
1		0%
2		20%
3		40%
4		60%
5		80%
6 or more		100%

1.22        CORRECTION TO MEET 415 REQUIREMENTS UNDER MULTIPLE DEFINED CONTRIBUTION PLANS

If the Employer maintains other defined contribution plans, annual additions to a Participant’s Account shall be limited as provided in Section 6.12 of the Plan to meet the requirements of Code Section 415, unless the Employer elects otherwise below and completes the 415 Correction Addendum describing the order in which annual additions shall be limited among the plans.

(a)                                  ☐            Other Order for Limiting Annual Additions.

1.23        INVESTMENT DIRECTION

Participant Accounts shall be invested in accordance with the investment directions provided to the Trustee by each Participant for allocating his entire Account among the Options listed in the Service Agreement.

1.24        RELIANCE ON OPINION LETTER

An adopting Employer may rely on the opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.  The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to this Plan and in Announcement 2001-77.  In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.  Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

This Adoption Agreement may be used only in conjunction with Fidelity Basic Plan Document No 10.  The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.

1.25        PROTOTYPE INFORMATION:

Name of Prototype Sponsor:	Fidelity Management & Research Company
Address of Prototype Sponsor:	82 Devonshire Street Boston, MA 02109

Questions regarding this prototype document may be directed to the following telephone number:  1-800-343-9184.

EXECUTION PAGE

(Fidelity’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 3rd day of December, 2004.

	Employer:	VONAGE
	By:	/s/ John Rego
	Title:	CFO

Employer:
By:
Title:
Accepted by:
Fidelity Management Trust Company, as Trustee
By:		Date:
Title

EXECUTION PAGE

(Employer’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 18th day of November, 2004.

		Employer:	VONAGE
		By:	/s/ John Rego
		Title:	CFO

Employer:
By:
Title:
Accepted by:
Fidelity Management Trust Company, as Trustee
By:	/s/ Delphia D. Lawrence		Date:	11/22/04
Title	Authorized Signatory

AMENDMENT EXECUTION PAGE

This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement.  Attach the amended page(s) of the Adoption Agreement to this execution page.

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Page	Effective Date

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this ______ day of ______________, _____.

Employer:	Employer:
By:	By:
Title:	Title

Accepted by:
Fidelity Management Trust Company, as Trustee
By:		Date:
Title:

ADDENDUM

Re:  SPECIAL EFFECTIVE DATES
for

Plan Name:           Vonage 401(k) Retirement Plan

(a)      ☐                 Special Effective Dates for Other Provisions - The following provisions (e.g., new eligibility requirements, new contribution formula, etc.) shall be effective as of the dates specified herein:

(b)                                                                                  ☐            Plan Merger Effective Dates - The following plan(s) were merged into the Plan after the Effective Date indicated in Subsection 1.01(g)(1) or (2), as applicable.  The provisions of the Plan are effective with respect to the merged plan(s) as of the date(s) indicated below:

(1)

Name of merged plan:

Effective date:

(2)

Name of merged plan:

Effective date:

(3)

Name of merged plan:

Effective date:

(4)	Name of merged plan:

Effective date:

(5)

Name of merged plan:

Effective date:

ADDENDUM

Re:  SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION
for

Plan Name:           Vonage 401(k) Retirement Plan

(a)                                  Safe Harbor Matching Employer Contribution Formula

Note:  Matching Employer Contributions made under this Option must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan.  In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

(1)                                 ☐            100% of the first 3% of the Active Participant’s Compensation contributed to the Plan and 50% of the next 2% of the Active Participant’s Compensation contributed to the Plan.

(A)                               ☐            Safe harbor Matching Employer Contributions shall not be made on behalf of Highly Compensated Employees.

Note:  If the Employer selects this formula and does not elect Option 1.10(b), Additional Matching Employer Contributions, Matching Employer Contributions will automatically meet the safe harbor contribution requirements for deemed satisfaction of the “ACP” test.  (Employee Contributions must still be tested.)

(2)                                 ☐            Other Enhanced Match:

____% of the first ____% of the Active Participant’s Compensation contributed to the plan,

____% of the first ____% of the Active Participant’s Compensation contributed to the plan,

____% of the first ____% of the Active Participant’s Compensation contributed to the plan.

Note:  To satisfy the safe harbor contribution requirement for the “ADP” test, the percentages specified above for Matching Employer Contributions may not increase as the percentage of Compensation contributed increases, and the aggregate amount of Matching Employer Contributions at such rates must at least equal the aggregate amount of

Matching Employer Contributions which would be made under the percentages described in (a)(1) of this Addendum.

(A)                               ☐                                    Safe harbor Matching Employer Contributions shall not be made on behalf of Highly Compensated Employees.
(B)                               ☐                                    The formula specified above is also intended to satisfy the safe harbor contribution requirement for deemed satisfaction of the “ACP” test with respect to Matching Employer Contributions.

Note:  To satisfy the safe harbor contribution requirement for the “ACP” test, the Deferral Contributions matched cannot exceed 6% of a Participant’s Compensation.

ADDENDUM

Re:  SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTION
for

Plan Name:  Vonage 401(k) Retirement Plan

(a)                                  Safe Harbor Nonelective Employer Contribution Election

(1)                                 ☐                                    For each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to ______% (not less than 3% nor more than 15%) of such Active Participant’s Compensation.

(2)                                 ☐                                    The Employer may decide each Plan Year whether to amend the Plan by electing and completing (A) below to provide for a contribution on behalf of each eligible Active Participant in an amount equal to at least 3% of such Active Participant’s Compensation.

Note:  An Employer that has selected Subsection (a)(2) above must amend the Plan by electing (A) below and completing the Amendment Execution Page no later than 30 days prior to the end of each Plan Year for which safe harbor Nonelective Employer Contributions are being made.

(A)                               ☐                                    For the Plan Year beginning __________, the Employer shall contribute for each eligible Active Participant an amount equal to __________% (not less than 3% nor more than 15%) of such Active Participant’s Compensation.

Note:  Safe Harbor Nonelective Employer Contributions must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan.  In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

(b)                                                                                  ☐                                    Safe harbor Nonelective Employer Contributions shall not be made on behalf of Highly Compensated Employees.

(c)                                                                                  ☐                                    In conjunction with its election of the safe harbor described above, the

Employer has elected to make Matching Employer Contributions under Subsection 1.10 that are intended to meet the requirements for deemed satisfaction of the “ACP” test with respect to Matching Employer Contributions.

ADDENDUM

Re:  PROTECTED IN-SERVICE WITHDRAWALS
for

Plan Name:  Vonage 401(k) Retirement Plan

(a)                                  Other In-Service Withdrawal Provisions - Other in-service withdrawal options available under the Plan are specified below:

ADDENDUM

Re:  FORMS OF PAYMENT
for

Plan Name:  Vonage 401(k) Retirement Plan

(a)                                  The following optional forms of annuity will continue to be offered under the Plan:

Straight life annuity
Single Life Annuity with Installment refund
Fixed period annuities for any period of whole months which is not less than 60 and does not exceed the Life Expectancy of the member where the Life Expectancy is no recalculated
Single life annuities with certain periods of 5, 10 or 15 years
Survivorship life annuities with installment refund and survivor percentages of 66 2/3% or 100%

(b)                                  The following forms of payment were previously available under the Plan but will be eliminated as of the date specified in subsection (4) below (check the applicable (box(es) and complete (4)):

(1)                                 ☐            Installment Payments.

(2)                                 ☐            Annuities.

(A)                               ☐                                    The normal form of payment under the Plan was a lump sum and all optional annuity forms of payment not listed under Section 1.19(c)(2)(A)(i) are eliminated.  The eliminated forms of payment include the following:

(B)                               ☐                                    The normal form of payment under the Plan was a life annuity and all annuity forms of payment not listed under Section 1.19(c)(2)(B) are eliminated.  (Complete (i) and (ii) and, if applicable, (iii).)
(i)                                    The normal form of payment for married Participants was a qualified joint and ___% (at least 50%) survivor annuity.  The normal form for unmarried Participants was a single life annuity, unless a different form is specified below:

                _______________________________________

(ii)                                The qualified preretirement survivor annuity provided to a Participant’s spouse was purchase with _% (at least 50%) of the Participant’s Account.
(iii)                            The other annuity form(s) of payment previously available under the Plan included the following:

(3)                                 ☐                                    Other Non-Annuity Forms of Payment.  All other non-annuity forms of payment that are not listed in Section 1.19(d) but that were previously available under the Plan are eliminated.  The eliminated non-annuity forms of payment include the following:

________________________________________________

(4)                                 The form(s) of payment described in this Subsection (b) will not be offered to Participants who have an Annuity Starting Date which occurs on or after ________ (cannot be earlier than September 6, 2000).  Notwithstanding the date entered above, the forms of payment described in this Subsection (b) will continue to be offered to Participants who have an Annuity Starting Date that occurs (1) within 90 days following the date the Employer provides affected Participants with a summary that satisfies the requirements of 29 CFR 2520.104b-3 and that notifies them of the elimination of the applicable form(s) of payment, but (2) no later than the first day of the second Plan Year following the Plan Year in which the amendment eliminating the applicable form(s) of payment is adopted.

ADDENDUM

Re:  415 CORRECTION
for

Plan Name:  Vonage 401(k) Retirement Plan

(a)                                  Other Formula for Limiting Annual Additions to Meet 415 -If the Employer, or any employer required to be aggregated with the Employer under Code Section 415, maintain any other qualified defined contribution plans or any “welfare benefit fund”, “individual medical account”, or “simplified medical account”, annual additions to such plans shall be limited as follows to meet the requirements of Code Section 415:

ADDENDUM
Re:  416 CONTRIBUTION
for

Plan Name:  Vonage 401(k) Retirement Plan

(a)                                  Other Method of Satisfying the Requirements of 416 - If the Employer, or any employer required to be aggregated with the Employer under Code Section 416, maintains any other qualified defined contribution or defined benefit plans, the minimum benefit requirements of Code Section 416 shall be satisfied as follows:

THE CORPORATEPLAN FOR RETIREMENTSM 100 (PROFIT SHARING/401(K) PLAN)

ADDENDUM TO ADOPTION AGREEMENT

FIDELITY BASIC PLAN DOCUMENT No. 10

RE:  ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 (“EGTRRA”) AMENDMENTS for

Plan Name:  Vonage 401(k) Retirement Plan

PREAMBLE

Adoption and Effective Date of Amendment.  This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”).  This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder.  Except as otherwise provided below, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

Supersession of Inconsistent Provisions.  This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

(a)                                  Catch-up Contributions.  The Employer must select either (1) or (2) below to indicate whether eligible Participants age 50 or older by the end of a calendar year will be permitted to make catch-up contributions to the Plan, as described in Section 5.03(b)(1):

(1)                                  ☑            Catch-up contributions shall apply effective January 1, 2002, unless a later effective date is specified herein,

(2)                                  ☐            Catch-up contributions shall not apply.

Note:  The Employer must not select (a)(1) above unless all plans of all employers treated, with the Employer, as a single employer under subsections (b), (c), (m), or (o) of Code Section 414 also permit catch up contributions (except a plan maintained by the Employer that is qualified under Puerto Rico law), as provided in Code Section 414(v)(4) and IRS guidance issued thereunder.  The effective date applicable to catch-up contributions must likewise be consistent among all plans described immediately above, to the extent required in Code Section 414(v)(4) and IRS guidance issued thereunder.

(b)                                  Plan Limit on Elective Deferral for Plans Permitting Catch-up Contributions.  This Section (b) is inapplicable if the Plan converted to this Fidelity document from any other document effective after April 1, 2002.

For Plans that permit catch-up contributions beginning on or before April 1, 2002, pursuant to (a)(1) above, the 60% Plan Limit described in Section 5.03(b)(2) shall apply beginning April 1, 2002, unless (b)(1) or (b)(2) is selected below.  For Plans that permit catch up contributions beginning after April 1, 2002, pursuant to (a)(1) above, the Plan Limit set out in Section 1.07(a)(1) shall continue to apply unless and until the Employer’s election in (b)(2) below, if any, provides for a change in the Plan Limit.

(1)           ☐            The Plan Limit set out in Section 1.07(a)(1) shall continue to apply on and after April 1, 2002.

(2)           ☐            The Plan Limit set out in Section l.07(a)(1) shall continue to apply until
                                _____________ (cannot be before April 1, 2002), and the Plan Limit after that date shall be ______% of Compensation each payroll period.

(c)                                  Matching Employer Contributions on Catch-up Contributions.  The Employer must select the box below only if the Employer selected (a)(1) above, and the Employer wants to provide Matching Employer Contributions on catch-up contributions.  In that event, the same rules that apply to Matching Employer Contributions on Deferral Contributions other than catch-up contributions will apply to Matching Employer Contributions on catch-up contributions.

☐                                    Notwithstanding anything in 2.01(l) to the contrary, Matching Employer Contributions under Section 1.10 shall apply to catch-up contributions described in Section 5.03(b)(1).

(d)                                  Rollovers of After-Tax Employee Contributions to the Plan.  The Employer must mark the box below only if the Employer does not want the Plan to accept Participant Rollover Contributions of qualified plan after-tax employee contributions, as described in Section 5.06, which would otherwise be effective for distributions after December 31, 2001:

☐                                    Participant Rollover Contributions or direct rollovers of qualified plan after-tax employee contributions shall not be accepted by the Plan at any time.

(e)                                  Application of the Same Desk Rule.  The Employer must mark the box below only if the Employer wants to discontinue the application of the same desk rule set forth in Section 12.01(a).

☑                                    Effective for distributions from the Plan after December 31, 2001, or such later date as specified herein ________, a Participant’s elective deferrals, qualified nonelective contributions and qualified matching contributions, if applicable, and earnings attributable to such amounts shall be distributable, upon a severance from employment as described in Section 12.01(b), effective only for severances occurring after  ______________ (or, if no date is entered, regardless of when the severance occurred).

Amendment Execution
(Fidelity’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this _____ day of __________________, ____.

Employer:	_________________________	Employer:	__________________________
By:	_________________________	By:	__________________________
Title:	_________________________	Title:	__________________________

Accepted by: Fidelity Management Trust Company, as Trustee
By:	_________________________	Date:	__________________________
Title:	_________________________

Amendment Execution
(Employer’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 18th day of November, 2004.

Employer:	VONAGE	Employer:	__________________________

By:	/s/ John Rego	By:	__________________________
Title:	CFO	Title:	__________________________

Accepted by: Fidelity Management Trust Company, as Trustee

By: s/ Delphia D. Lawrence		Date:	11/22/04
Delphia D. Lawrence
Title: Authorized Signatory

Amendment Execution
(Employer’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this _____ day of __________________, ____.

Employer:	_________________________	Employer:	__________________________

By:	_________________________	By:	__________________________
Title:	_________________________	Title:	__________________________

Accepted by: Fidelity Management Trust Company, as Trustee

By:	_________________________	Date:	__________________________
Title:	_________________________

AMENDMENT EXECUTION PAGE

This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement.  Attach the amended page(s) of the Adoption Agreement to this execution page.

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Page	Effective Date

1.07		01/01/2006

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 14th day of November, 2005.

Employer:	Vonage Holdings Corp	Employer:

By:	/s/ Michael Porta	By:
Title:	Director of Human Resources	Title

Accepted by:

Fidelity Management Trust Company, as Trustee

By:	Trinidad Salinas	Date:	12/5/05
Trinidad Salinas
Title:	Authorized Signatory

1.07        DEFERRAL CONTRIBUTIONS

(a)  ☑                                                                Deferral Contributions - Participants may elect to have a portion of their Compensation contributed to the Plan on a before-tax basis pursuant to Code Section 401(k).

(1)                                 Regular Contributions - The Employer shall make a Deferral Contribution in accordance with Section 5.03 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 75% of Compensation for that period.

Note:  For Limitation Years beginning prior to 2002, the percentage elected above must be less than 25% in order to satisfy the limitation on annual additions under Code Section 415 if other types of contributions are provided under the Plan.

(A)                               ☐                                    Instead of specifying a percentage of Compensation, a Participant’s salary reduction agreement may specify a dollar amount to be contributed each payroll period, provided such dollar amount does not exceed the maximum percentage of Compensation specified in Subsection 1.07(a)(1) above.
(B)                               A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage as of the next Entry Date.

Note:  Notwithstanding the provisions of Subsection 1.07(a)(1)(B), if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked, the Plan provides that an Active Participant may change his salary reduction agreement percentage for the Plan Year within a reasonable period (not fewer than 30 days) of receiving the notice described in Section 6.10.

(C)                               A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until any subsequent Entry Date.

(2)                                 ☐                                    Additional Deferral Contributions - The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) in the final month of the Plan Year.

(3)                                 ☐                                    Bonus Contributions - The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses designated by the Employer on a uniform and non-discriminatory basis that are made for such Participants during the Plan Year.  The Compensation definition elected by the Employer in Subsection 1.05(a) must include bonuses if bonus contributions are permitted.

Note:  A Participant’s contributions under Subsection 1.07(a)(2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in Subsection 1.07(a)(1) for the full Plan Year.  If the Administrator anticipates that the Plan will not satisfy the “ADP” and/or “ACP” test for the year, the Administrator may reduce the rate of Deferral Contributions of Participants who are Highly Compensated Employees to an amount objectively determined by the Administrator to be necessary to satisfy the “ADP” and/or “ACP” test.

AMENDMENT EXECUTION PAGE

This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement.  Attach the amended page(s) of the Adoption Agreement to this execution page.

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Page	Effective Date

1.19(c)		10/28/2005
1.19(d)		10/28/2005
Addendum re: Forms of Payment, (a)		10/28/2005

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 26th day of October, 2005.

Employer:	Vonage Holdings Corp	Employer:

By:	/s/ Michael Porta	By:
Title:	Director of Human Resources	Title:

Accepted by:

Fidelity Management Trust Company, as Trustee
By:		Date:
Title:

1.19        FORM OF DISTRIBUTIONS

*  *  *  *  *

(c)                                  ☐            Annuities (Check if the Plan is retaining any annuity form(s) of payment.)

(1)                                 An annuity form of payment is available under the Plan for the following reason(s) (check (A) and/or (B), as applicable):

(A)                               ☐                                    As a result of the Plan’s receipt of a transfer of assets from another defined contribution plan or pursuant to the Plan terms prior to the Amendment Effective Date specified in Section 1.01(g)(2), benefits were previously payable in the form of an annuity that the Employer elects to continue to be offered as a form of payment under the Plan.
(B)                               ☐                                    The Plan received a transfer of assets from a defined benefit plan or another defined contribution plan that was subject to the minimum funding requirements of Code Section 412 and therefore an annuity form of payment is a protected benefit under the Plan in accordance with Code Section 411(d)(6).

(2)                                 The normal form of payment under the Plan is (check (A) or (B)):

(A)                               ☐            A lump sum payment.
(i)                                    Optional annuity forms of payment (check (I) and/or (II), as applicable).  (Must check and complete (I) if a life annuity is one of the optional annuity forms of payment under the Plan.)

(I)                                    ☐                                    A married Participant who elects an annuity form of payment shall receive a qualified joint and ___% (at least 50%) survivor annuity.  An unmarried Participant shall receive a single life annuity, unless a different form of payment is specified below:

(II)                                ☐                                    Other annuity form(s) of payment.  Please complete Subsection (a) of the Forms of Payment Addendum describing the other annuity form(s) of payment available under the Plan.

(B)                               ☐            A life annuity (complete (i) and (ii) and check (iii) if applicable).
(i)                                    The normal form for married Participants is a qualified joint and ____% (at least 50%) survivor annuity.  The normal form for unmarried Participants is a single life annuity, unless a different annuity form is specified below:

(ii)                                The qualified preretirement survivor annuity provided to a Participant’s spouse is purchased with ____% (at least 50%) of the Participant’s Account.
(iii)  ☐                   Other annuity form(s) of payment.  Please complete Subsection (a) of the Forms of Payment Addendum describing the other annuity form(s) of payment available under the Plan.

(d)                                                                                  ☐                                    Other Non-Annuity Form(s) of Payment - As a result of the Plan’s receipt of a transfer of assets from another plan or pursuant to the Plan terms prior to the Amendment Effective Date specified in 1.01(g)(2), benefits were previously payable in the following form(s) of payment not described in (a), (b) or (c) above and the Plan will continue to offer these form(s) of payment:

*  *  *  *  *

ADDENDUM

Re:  FORMS OF PAYMENT
for

Plan Name:           VONAGE

(a)           The following optional forms of annuity will continue to be offered under the Plan:

*  *  *  *  *